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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 16, 2004
                        (Date of earliest event reported)

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                            RIVERSTONE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                     0-32269                95-4596178
 (State or other jurisdiction of    (Commission File Number)   (IRS Employer
          incorporation)                                     Identification No.)

            5200 Great America Parkway, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 878-6500

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Item 12.  Results of Operations and Financial Condition.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On August 16, 2004, Riverstone Networks, Inc. issued a press release announcing preliminary financial results for the quarter ended May 29, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2004

                                                RIVERSTONE NETWORKS, INC.

                                                By    /S/    Roger A. Barnes
                                                   ------------------------
                                             Name: Roger A. Barnes
                                            Title: Executive Vice President,
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit           Description
Number            -----------
-------
  99.1      Press release dated August 16, 2004